Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Griffin-American Healthcare REIT III, Inc., or the Company, hereby certifies, to his knowledge, that:
(1) the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2016	By:	/s/ DANNY PROSKY
Date		Danny Prosky
President, Chief Operating Officer and Interim Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)